Supplement to Prospectus
                                       of
                  Catholic Values Investment Trust Equity Fund
                                dated May 1, 2000




         Effective as of the date of this Supplement, the Deferred Sales Charge Box under the caption "Selling Shares" on page 5 of the Prospectus is replaced by the following:


                              Deferred Sales Charge

            If you redeem Individual Shares within the first year after purchase you will pay a contingent deferred sales charge of 1% deducted from the redemption proceeds. This charge will be waived if the intermediary through which you bought these shares has elected not to receive any up-front compensation from WISDI. This charge may also be waived under certain other circumstances. Please refer to your Shareholder Manual for details on the contingent deferred sales charge.







         July 1, 2000